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                                                                EXHIBIT 10.1



                          SECURITIES PURCHASE AGREEMENT


                  This SECURITIES PURCHASE AGREEMENT dated as of April 21, 1997 (this "Agreement") is made and entered into by and between Apollo Investment Fund III, L.P., a Delaware limited partnership, Apollo Overseas Partners III, L.P., a Delaware limited partnership, and Apollo (U.K.) Partners III, L.P., an English limited partnership (collectively, the "Apollo Purchasers"), and Blackstone Capital Partners II Merchant Banking Fund L.P., a Delaware limited partnership, Blackstone Offshore Capital Partners II L.P., a Cayman Islands limited partnership, and Blackstone Family Investment Partnership II L.P., a Delaware limited partnership (collectively, the "Blackstone Purchasers" and, together with the Apollo Purchasers, "Purchasers"), Laidlaw Inc., a Canadian corporation ("Laidlaw") and Laidlaw Transportation, Inc., a Delaware corporation and a wholly-owned subsidiary of Laidlaw ("LTI" and, together with Laidlaw, "Sellers"), and Allied Waste Industries, Inc., a Delaware corporation (the "Company"). Capitalized terms not otherwise defined herein have the meanings set forth in Section 6.1.

                  WHEREAS, LTI owns (a) 14,600,000 shares of common stock, par value $.01 per share, of the Company, constituting approximately 19.3% of the issued and outstanding shares of capital stock of the Company as of the date hereof (such shares being referred to herein as the "Shares") and (b) Warrants to purchase 20,400,000 shares of the Company's common stock (the "Warrants");

                  WHEREAS, Laidlaw owns (a) $150,000,000 aggregate principal amount of the 7% Junior Subordinated Debentures of Allied Waste Finance (Canada) Ltd., a Canadian corporation and a wholly-owned subsidiary of the Company ("Allied Finance") (the "7% Debentures") and (b) $168,300,000 aggregate principal amount of the Zero Coupon Junior Subordinated Debentures of Allied Finance (the "Zero Coupon Debentures" and, together with the 7% Debentures, the "Debentures");

                  WHEREAS, LTI desires to sell, and Purchasers desire to purchase, the Shares on the terms and subject to the conditions set forth in this Agreement;

                  WHEREAS, LTI desires to sell the Warrants, and the Company desires to purchase, the Warrants on the terms and subject to the conditions set forth in this Agreement;
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                  WHEREAS, Laidlaw desires to sell the Debentures, and the
Company desires to purchase, the Debentures on the terms and subject to the conditions set forth in this Agreement;

                  WHEREAS, in connection with the agreement to purchase certain shares of the Company's common stock (including the assignment of certain related registration rights (the "TPG Registration Rights")) pursuant to a Stock Purchase Agreement dated April 14, 1997 between the Purchasers, TPG Partners, L.P. and TPG Parallel I, L.P., the Company and Purchasers have entered into a Shareholders Agreement, dated April 14, 1997 (the "TPG Shareholders Agreement");

                  WHEREAS, in connection with this Agreement, the Company and the Purchasers have entered into (i) an amended and restated Shareholders Agreement, dated the date hereof (the "Shareholders Agreement"), and (ii) a Registration Rights Agreement (the "Registration Rights Agreement"), each effective upon the Closing Date (which Shareholders Agreement and Registration Rights Agreement shall supersede and replace the TPG Shareholders Agreement and the TPG Registration Rights on the Closing Date);

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                           SALE OF SHARES AND CLOSING

                  1.1 Purchase and Sale. At the Closing, on the terms and subject to the conditions set forth in this Agreement, (i) LTI agrees to sell to Purchasers all of the right, title and interest of LTI in and to the Shares, and Purchasers jointly and severally agree to purchase from LTI all of the Shares and (ii) LTI agrees to sell to the Company all of the right, title and interest of LTI in and to the Warrants, and the Company agrees to purchase from LTI all of the Warrants, and (iii) Laidlaw agrees to sell to the Company all of the right, title and interest of Laidlaw in and to the Debentures, and the Company agrees to purchase from Laidlaw all of the Debentures.

                  1.2  Purchase Price.

                           (a) Shares. Subject to adjustment as provided in
         Section 5.1(b), the purchase price per share for the Shares is $10.00 per share, or $146,000,000 in the aggregate (the


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         "Shares Purchase Price"), payable in immediately available United
         States funds at the Closing in the manner provided in Section 1.3.

                           (b) Other Securities. Subject to adjustment as provided in Section 5.1(b), the purchase price for the Debentures and the Warrants, (collectively, the "Other Securities") shall be $230,000,000 (the "Other Securities Purchase Price"), payable in immediately available United States funds at the Closing in the manner provided in Section 1.3.

                  1.3 Closing. The Closing will take place at the offices of Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York, or at such other place as Purchasers, Sellers and the Company mutually agree, at 10:00 A.M. local time, on the Closing Date; provided, that the parties hereto will use commercially reasonable efforts to cause the Closing to occur by May 31, 1997. At the Closing, Purchasers will pay the Shares Purchase Price and the Company will pay the Other Securities Purchase Price by wire transfer of immediately available funds to such account or accounts as Laidlaw may reasonably direct by written notice delivered to Purchasers and the Company at least one (1) Business Day before the Closing Date (Laidlaw shall accept delivery of the Securities Purchase Price on behalf of itself and LTI, which hereby appoints Laidlaw as its agent for such purpose). Simultaneously, (i) LTI will assign and transfer to Purchasers all of LTI's right, title and interest in and to the Shares by delivering to Purchasers one or more certificates representing such Shares, in genuine and unaltered form, duly endorsed in blank or accompanied by duly executed stock powers endorsed in blank, with requisite transfer tax stamps, if any, attached, and (ii) each of Laidlaw and LTI will assign and transfer to the Company all of Laidlaw's and LTI's respective right, title and interest in and to the Others Securities by delivering to the Company one or more Notes, Warrants or other certificates representing such Other Securities, in genuine and unaltered form, duly endorsed in blank or accompanied by duly executed bond or stock powers endorsed in blank, with requisite transfer tax stamps, if any, attached.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

                  2.1 Representations and Warranties of Sellers. Laidlaw and LTI, jointly and severally, hereby represent and warrant to Purchasers and the Company as follows:


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                           (a) Organization. Each of Laidlaw and LTI is a
         corporation duly organized, validly existing and in good standing under the laws of Canada and Delaware, respectively. Each of Laidlaw and LTI has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby, including without limitation to own, hold, sell and transfer (pursuant to this Agreement) the Shares and the Other Securities owned by such Seller.

                           (b) Title to Shares. The Shares represent all of the common stock and any other equity equivalents (other than the Warrants and options held by Company directors who are affiliates of Sellers) of the Company owned directly or indirectly by Sellers or any of their affiliates, and LTI is the sole record and beneficial owner of such Shares, free and clear of all Liens. The delivery of one or more certificates at the Closing representing the Shares in the manner provided in Section 1.3 will transfer to Purchasers good and valid title to the Shares, free and clear of all Liens (except such as may be imposed on the Shares by the Purchasers).

                           (c) Title to Other Securities. The Other Securities represent all of the securities (other than the Shares and options held by Company directors who are affiliates of Sellers) of the Company owned directly or indirectly by Sellers or any of their affiliates. Laidlaw is the sole record and beneficial owner of the Debentures, and, LTI is the sole record and beneficial owner of the Warrants, in each case, free and clear of all Liens. The delivery of one or more Notes, Warrants or other certificates at the Closing representing the Other Securities in the manner provided in Section 1.3 will transfer to the Company good and valid title to the Other Securities, free and clear of all Liens (except such as may be imposed on the Other Securities by the Company).

                           (d) Authority. The execution and delivery by each of Laidlaw and LTI of this Agreement and the performance by each of Laidlaw and LTI of its obligations hereunder have been duly and validly authorized, no other action on the part of Laidlaw, LTI or their stockholders being necessary. This Agreement has been duly and validly executed and delivered by each of Laidlaw and LTI and constitutes a legal, valid and binding obligation of each of Laidlaw and LTI enforceable against each of Laidlaw and LTI in accordance with its terms, except to the extent such enforceability may be limited by (i) bankruptcy, insolvency,


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         reorganization, moratorium or other similar laws relating to or affecting generally the enforcement of creditors' rights and (ii) the availability of equitable remedies (whether in a proceeding in equity or at law).

                           (e) No Conflicts. The execution and delivery by each of Laidlaw and LTI of this Agreement do not, and the performance by each of Laidlaw and LTI of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not:

                                    (i) conflict with or result in a violation
                  or breach of any of the terms, conditions or provisions of the certificate or articles of incorporation or by-laws (or other comparable charter documents) of Laidlaw or LTI;

                                    (ii) subject to making all filings, giving
                  all notices and obtaining all approvals required under the HSR Act, conflict with or result in a violation or breach of any term or provision of any Law or Order applicable to Laidlaw or LTI, the Shares or the Other Securities; or

                                    (iii) (A) conflict with or result in a
                  violation or breach of, (B) constitute (with or without notice or lapse of time or both) a default under, (C) require Laidlaw or LTI to obtain any consent from any Person as a result or under the terms of, or (D) result in the creation or imposition of any Lien (other than such Liens as may be created by this Agreement) upon Laidlaw or LTI, the Shares or the Other Securities under, any Contract to which Laidlaw or LTI is a party.

                           (f) Governmental Approvals and Filings. Other than the filing of a Schedule 13D and applicable forms under Section 16 as required under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), no consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority on the part of Laidlaw or LTI is required in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

                           (g) Legal Proceedings. As of the date of this Agreement, there are no Actions or Proceedings pending or, to the knowledge of Laidlaw or LTI, threatened against, relating to or affecting Laidlaw or LTI (or to the knowledge of Laidlaw or LTI, the Company) which could reasonably be


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         expected to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement.

                           (h) Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by Laidlaw and LTI directly with Purchasers and the Company without the intervention of any Person on behalf of such Seller in such manner as to give rise to any valid claim by any Person against Purchasers or the Company for a finder's fee, brokerage commission or similar payment, except for Goldman, Sachs & Co., whose fees (i) with respect to the purchase of the Shares shall be payable by Purchasers and (ii) with respect to the Financing (as defined herein) shall be payable by the Company.

                           (i) Agreements Relating to Shares. Other than the documents listed on Schedule 2.1(i) (the "Sellers Agreements"), true and complete copies of which have been filed with the Securities and Exchange Commission by the Company and made available to Purchasers, neither Laidlaw nor LTI is a party to (i) any Contracts or other arrangements concerning the acquisition, disposition or the voting of the Shares or the Other Securities, (ii) any options with respect to the Shares or the Other Securities, including without limitation any form of preemptive rights or claims of third parties or (iii) any outstanding proxies, shareholder agreements, voting trusts, powers of attorney or comparable delegations of authority concerning the Shares or the Other Securities. Each Sellers Agreement is valid, binding and in full force and effect.

                  2.2 Representations and Warranties of Purchasers. Each Purchaser, severally but not jointly, hereby represents and warrants to Sellers and the Company as follows:

                           (a) Organization. Purchaser is a limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Purchaser has full power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby.

                           (b) Authority. The execution and delivery by Purchaser of this Agreement, and the performance by Purchaser of its obligations hereunder, have been duly and validly authorized, no other action on the part of Purchaser, its general partner or their respective partners and stockholders being necessary. This Agreement has been


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         duly and validly executed and delivered by Purchaser and constitutes a legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms, except to the extent such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting generally the enforcement of creditors' rights and (ii) the availability of equitable remedies (whether in a proceeding in equity or at law).

                           (c) No Conflicts. The execution and delivery by Purchaser of this Agreement do not, and the performance by Purchaser of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not:

                                     (i) conflict with or result in a violation
                  or breach of any of the terms, conditions or provisions of the partnership agreement, certificate or articles of incorporation or by-laws (or other comparable organizational documents) of Purchaser or its general partner;

                                     (ii) subject to making all filings, giving
                  all notices and obtaining all approvals required under the HSR Act, conflict with or result in a violation or breach of any term or provision of any Law or Order applicable to Purchaser;

                                     (iii) (A) conflict with or result in a
                  violation or breach of, (B) constitute (with or without notice or lapse of time or both) a default under, or (C) require Purchaser to obtain any consent from any Person as a result or under the terms of, any Contract to which Purchaser is a party.

                           (d) Governmental Approvals and Filings. Other than filings, notices and approvals required under the HSR Act and the Exchange Act, no consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority on the part of Purchaser is required in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

                           (e) Legal Proceedings. As of the date hereof, there are no Actions or Proceedings pending or, to the knowledge of Purchaser, threatened against, relating to or affecting Purchaser which could reasonably be expected to result in the issuance of an Order restraining, enjoining or


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         otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement.

                           (f) Purchase for Investment. The Shares will be acquired by Purchaser (or, if applicable, its permitted assigns hereunder) for its own account for the purpose of investment, it being understood that the right to dispose of such Shares shall be entirely within the discretion of Purchaser (or such assignee, as the case may be).

                           (g) Brokers. All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by Purchaser directly with Sellers and the Company without the intervention of any Person on behalf of such Purchaser in such manner as to give rise to any valid claim by any Person against Sellers or the Company for a finder's fee, brokerage commission or similar payment, except for Goldman, Sachs & Co., whose fees (i) with respect to the purchase of the Shares shall be payable by Purchasers and (ii) with respect to the Financing shall be payable by the Company.

                  2.3 Representations and Warranties of the Company. The Company hereby represents and warrants to Purchasers and Sellers as follows:

                           (a) Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby, including without limitation to purchase (pursuant to this Agreement) the Other Securities.

                           (b) Authority. The execution and delivery by the Company of this Agreement and the performance by the Company of its obligations hereunder have been duly and validly authorized, no other action on the part of the Company or its stockholders being necessary. This Agreement has been duly and validly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting generally the enforcement of creditors' rights and (ii) the availability of equitable remedies (whether in a proceeding in equity or at law).


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                           (c) No Conflicts. The execution and delivery by the
         Company of this Agreement do not, and the performance by the Company of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not:

                                    (i) conflict with or result in a violation
                  or breach of any of the terms, conditions or provisions of the certificate or by-laws of the Company;

                                    (ii) subject to making all filings, giving
                  all notices and obtaining all approvals required under the HSR Act and the Exchange Act, conflict with or result in a violation or breach of any term or provision of any Law or Order applicable to the Company, the Shares or the Other Securities, except as would not, and in the aggregate have a material adverse effect on the Business or Condition of the Company or the consummation of the transactions contemplated hereby;

                                    (iii) (A) conflict with or result in a
                  violation or breach of, (B) constitute (with or without notice or lapse of time or both) a default under, or (C) require the Company to obtain any consent from any Person as a result or under the terms of, any Contract to which the Company is a party, except as would not, in the aggregate have a material adverse effect on the Business or Condition of the Company or the consummation of the transactions contemplated hereby.

                           (d) Governmental Approvals and Filings. Other than filings, notices and approvals required under the HSR Act and the Exchange Act, no consent, approval or action of, filing with or notice to any Governmental or Regulatory Authority on the part of the Company is required in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

                           (e) Legal Proceedings. As of the date of this Agreement, there are no Actions or Proceedings pending or, to the knowledge of the Company, threatened against, relating to or affecting the Company which could reasonably be expected to result in the issuance of an Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement.


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                           (f) Brokers. All negotiations relative to this
         Agreement and the transactions contemplated hereby have been carried out by the Company directly with Purchasers and Sellers without the intervention of any Person on behalf of the Company in such manner as to give rise to any valid claim by any Person against Purchasers, Sellers or the Company for a finder's fee, brokerage commission or similar payment, except for Goldman, Sachs & Co., whose fees (i) with respect to the purchase of the Shares shall be payable by Purchasers and (ii) with respect to the Financing shall be payable by the Company.

                           (g) USRPHC Status. None of the Company and its subsidiaries is a United States real property holding company within the meaning of Section 897(c)(2) of the Internal Revenue Code of 1986, as amended (the "Code") during the applicable period specified in Code
         Section 897(c)(1)(A)(ii).

                                   ARTICLE III

                                    COVENANTS

                  3.1 Covenants of Sellers. Each Seller, jointly and severally, covenants and agrees with Purchasers and the Company that:

                           (a) No Solicitations. From and after the date hereof, Seller will not take, nor will it permit any affiliate of Seller (or authorize or permit any investment banker, financial advisor, attorney, accountant or other Person retained by or acting for or on behalf of Seller or any such affiliate) to take, directly or indirectly, any action to solicit, encourage, receive, negotiate, assist or otherwise facilitate any offer or inquiry from any Person concerning a transfer of the Shares or the Other Securities (other than the sale pursuant to this Agreement). If Seller or any such affiliate (or any such Person acting for or on their behalf) receives from any Person any offer, inquiry or informational request referred to above, Seller will promptly advise such Person, by written notice, of the terms of this Section and will promptly, orally and in writing, advise Purchasers and the Company of such offer, inquiry or request and deliver a copy of such notice to Purchasers and the Company.

                           (b) Certain Restrictions. Seller will not vote the Shares in any manner that would have a material adverse effect on the Business or Condition of the Company or vote


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         for any material transaction not otherwise in the ordinary course of business of the Company.

                           (c) Notice and Cure. Seller will notify Purchasers and the Company in writing of, and contemporaneously will provide Purchasers and the Company with true and complete copies of any and all information or documents relating to, and will use all commercially reasonable efforts to cure before the Closing, any event, transaction or circumstance, as soon as practicable after it becomes known to Seller, occurring after the date of this Agreement that causes or will cause any covenant or agreement of Seller under this Agreement to be breached or that renders or will render untrue any representation or warranty of Seller contained in this Agreement as if the same were made on or as of the date of such event, transaction or circumstance.

                           (d) Board Resignations. Seller shall cause each of James R. Bullock and Ivan R. Cairns (or any other person who shall replace or succeed such person as a member of the Board of Directors of the Company), representing all of Sellers' designees or affiliates on the Board of Director of the Company, to have resigned from the Board of Directors of the Company on or prior to the Closing Date.

                           (e) Amendments and Assignments. From the date hereof until the earlier to occur of the Closing or the termination of this Agreement, without the consent of Purchasers, Sellers will not materially amend the Sellers Agreements or assign any of their rights under this Agreement.

                  3.2 Covenants of Purchaser. Each Purchaser, severally but not jointly, covenants and agrees with Sellers and the Company that:

                           (a) HSR. Purchaser will promptly take all reasonable actions to obtain all approvals required under the HSR Act in connection with the transactions contemplated by this Agreement.

                           (b) Notice and Cure. Purchaser will notify Sellers and the Company in writing of, and contemporaneously will provide Sellers and the Company with true and complete copies of any and all information or documents relating to, and will use all commercially reasonable efforts to cure before the Closing, any event, transaction or circumstance, as soon as practicable after it becomes known to Purchaser,


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
         occurring after the date of this Agreement that causes or will cause any covenant or agreement of Purchaser under this Agreement to be breached or that renders or will render untrue any representation or warranty of Purchaser contained in this Agreement as if the same were made on or as of the date of such event, transaction or circumstance. No notice given pursuant to this Section shall have any effect on the representations, warranties, covenants or agreements contained in this Agreement for purposes of determining satisfaction of any condition contained herein.

                           (c) Amendments and Assignments. From the date hereof until the earlier to occur of the Closing or the termination of this Agreement, without the consent of Sellers, Purchasers will not materially amend the TPG Shareholders Agreement or assign any of their rights under this Agreement; provided, that the Purchasers may assign this Agreement to any Person who is a Related Transferee (as such term is defined in the TPG Shareholders Agreement).

                  3.3 Covenants of the Company. The Company covenants and agrees with Sellers and Purchasers that:

                           (a) HSR. The Company will promptly take all reasonable actions to obtain all approvals required under the HSR Act in connection with the transactions contemplated by this Agreement.

                           (b) Conduct of Business. Until the Closing, the Company will conduct business only in the ordinary course consistent with past practice, except with the written consent of Purchasers or as otherwise contemplated by this Agreement (including the Financing) or the TPG Shareholders Agreement.

                           (c) Certain Restrictions. Until the Closing, the Company will not without the written consent of Purchasers:

                                    (i) amend its certificate of incorporation
                  or by-laws, except as contemplated by the TPG Shareholders Agreement, or take any action with respect to any such amendment or any recapitalization, reorganization, liquidation or dissolution of the Company;

                                    (ii) authorize, issue, sell or otherwise
                  dispose of any shares of capital stock of or any option with respect to the Company (other than (x) grants of stock or stock options pursuant to the Company's benefit plans and (y) issuances of shares of common


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                  stock upon the exercise of such options, the conversion of currently outstanding securities or, in lieu of cash, acquisitions permitted in the ordinary course of business under Section 3.3(b)), or modify or amend any right of any holder of outstanding shares of capital stock of or option with respect to the Company;

                                    (iii) declare, set aside or pay any dividend
                  or other distribution in respect of the capital stock of the Company, or directly or indirectly redeem, purchase or otherwise acquire any capital stock of or any option with respect to the Company (except with respect to the payment of regular dividends on shares of preferred stock); or

                                    (iv) enter into any Contract to do or engage
                  in any of the foregoing.

                           (d) Notice and Cure. The Company will notify Sellers and Purchasers in writing of, and contemporaneously will provide Sellers and Purchasers with true and complete copies of any and all information or documents relating to, and will use all commercially reasonable efforts to cure before the Closing, any event, transaction or circumstance, as soon as practicable after it becomes known to the Company, occurring after the date of this Agreement that causes or will cause any covenant or agreement of the Company under this Agreement to be breached or that renders or will render untrue any representation or warranty of the Company contained in this Agreement as if the same were made on or as of the date of such event, transaction or circumstance. No notice given pursuant to this Section shall have any effect on the representations, warranties, covenants or agreements contained in this Agreement for purposes of determining satisfaction of any condition contained herein.

                           (e) Financing. The Company will use commercially reasonable efforts to obtain the financing (the "Financing") for the Company's purchase of the Other Securities from Sellers on such terms as are satisfactory to Purchasers and the Company, and to obtain on the Closing Date the funds contemplated to be raised by such Financing.


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
                                   ARTICLE IV

                                   CONDITIONS

                  4.1 Sellers' Conditions. The obligation of Sellers hereunder to sell the Shares and the Other Securities are subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by Sellers in their sole discretion):

                           (a) Representations and Warranties. Each of the representations and warranties made by Purchasers and the Company in this Agreement shall be true and correct in all material respects on and as of the Closing Date as though such representation or warranty was made on and as of the Closing Date.

                           (b) Performance. Purchasers and the Company shall have performed and complied with, in all material respects, each agreement, covenant and obligation required by this Agreement to be so performed or complied with by Purchasers and the Company at or before the Closing.

                           (c) Regulatory Consents and Approvals. All approvals (or terminations or expirations of waiting periods) required under the HSR Act necessary for the consummation of the transactions contemplated by this Agreement shall have been obtained (or terminated or expired).

                           (d) No Orders. There shall not be in effect on the Closing Date any Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement.

                           (e) Purchase of Shares and Other Securities. The Purchasers shall have paid to Sellers the Shares Purchase Price for the Shares and the Company shall have paid to Sellers the Other Securities Purchase Price for the Other Securities.

                  4.2 Purchasers' Conditions. The obligations of Purchasers hereunder to purchase the Shares is subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part only by Purchasers in their sole discretion, except that Purchasers shall not waive the conditions in Section 4.2(g) without the Company's consent):

                           (a) Representations and Warranties. Each of the representations and warranties made by Sellers and the Company in this Agreement shall be true and correct in all material respects on and as of the Closing Date as though such representation or warranty was made on and as of the Closing Date.

                           (b) Performance. Sellers and the Company shall have performed and complied with, in all material respects, each agreement, covenant and obligation required by this Agreement to be so performed or complied with by Sellers and the Company at or before the Closing.

                           (c) Regulatory Consents and Approvals. All approvals (or terminations or expirations of waiting periods) required under the HSR Act necessary for the consummation of the transactions contemplated by this Agreement shall have been obtained (or terminated or expired).

                           (d) No Orders. There shall not be in effect on the Closing Date any Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement.

                           (e) Delivery of Shares. All of the Shares, and not just a portion thereof, shall have been delivered for sale by Laidlaw.

                           (f) Purchase of Other Securities. All of the Other Securities, and not just a portion thereof, shall have been delivered for sale by Sellers, and the Company shall have completed the Financing and purchased the Other Securities for the Other Securities Purchase Price.

                           (g) Board Resignations. Each of James R. Bullock and Ivan R. Cairns (or any other person who shall replace or succeed such person as a member of the Board of Directors of the Company), representing all of Sellers' designees or affiliates on the Board of Director of the Company, shall have resigned from the Board of Directors of the Company.

                           (h) USRPHC Affidavit. The Company shall have delivered to Purchasers an affidavit of an authorized officer in form and substance reasonably satisfactory to Purchasers indicating that none of the Company or the Company's subsidiaries is a United States real property holding company within the meaning of Code Section 897(c)(2) during the applicable period specified in Code Section 897(c)(1)(A)(ii).

                  4.3 The Company's Conditions. The obligation of Company hereunder to purchase the Other Securities is subject to the fulfillment, at or before the Closing, of each of the following conditions (all or any of which may be waived in whole or in part by the Company in its sole discretion):

                           (a) Representations and Warranties. Each of the representations and warranties made by Sellers and Purchasers in this Agreement shall be true and correct in all material respects on and as of the Closing Date as though such representation or warranty was made on and as of the Closing Date.

                           (b) Performance. Sellers and Purchasers shall have performed and complied with, in all material respects, each agreement, covenant and obligation required by this Agreement to be so performed or complied with by Sellers and Purchasers at or before the Closing.

                           (c) Regulatory Consents and Approvals. All approvals (or terminations or expirations of waiting periods) required under the HSR Act necessary for the consummation of the transactions contemplated by this Agreement shall have been obtained (or terminated or expired).

                           (d) No Orders. There shall not be in effect on the Closing Date any Order restraining, enjoining or otherwise prohibiting or making illegal the consummation of any of the transactions contemplated by this Agreement.

                           (e) Financing. The Company shall have consummated the Financing.

                           (f) Delivery of Other Securities. All of the Other Securities, and not just a portion thereof, shall have been delivered for sale by Sellers.

                           (g) Purchase of Shares. All of the Shares, and not just a portion thereof, shall have been delivered for sale by Laidlaw and purchased by Purchasers.

                           (h) Board Resignations. Each of James R. Bullock and Ivan R. Cairns (or any other person who shall replace or succeed such person as a member of the Board of Directors of the Company), representing all of Sellers' designees or affiliates on the Board of Director of the Company, shall have resigned from the Board of Directors of the Company.

                                    ARTICLE V

                                   TERMINATION

                  5.1 Termination. This Agreement may be terminated, and the transactions contemplated hereby may be abandoned:

                           (a) at any time before the Closing, by mutual written agreement of Sellers, Purchasers and the Company; or

                           (b) at any time after May 31, 1997, by Sellers, Purchasers or the Company, upon notification to the non-terminating parties by the terminating party if the Closing shall not have occurred on or before such date and such failure to consummate is not caused by a breach of this Agreement by the terminating party; provided, that Purchasers shall have the right from time to time to extend such date for up to an additional 10 days upon written notice to Sellers on or prior to such date. For each day that Purchasers and the Company extend the termination date by written notification pursuant to the foregoing provision, $25,000 shall be added to the Shares Purchase Price and $75,000 shall be added to the Other Securities Purchase Price, with the payment of such additional amounts being subject to the same terms and conditions hereunder as the payment of such Purchase Prices.

                  5.2 Effect of Termination. If this Agreement is validly terminated pursuant to Section 5.1, this Agreement will forthwith become null and void, and there will be no liability or obligation on the part of Sellers, Purchasers or the Company (or any of their respective officers, directors, employees, agents or other representatives or affiliates), except as provided in the next succeeding sentence and except that the provisions with respect to confidentiality in Section 7.1 will continue to apply following any such termination. Notwithstanding any other provision in this Agreement to the contrary, upon termination of this Agreement pursuant to Section 5.1(b), each party will remain liable to the other parties for any willful breach of this Agreement by such party existing at the time of such termination, and such other parties may seek such remedies, including damages and fees of attorneys, against the other with respect to any such breach as are provided in this Agreement or as are otherwise available at Law or in equity.

                                   ARTICLE VI

                                   DEFINITIONS

                  6.1 Definitions. (a) Defined Terms. As used in this Agreement, the following defined terms have the meanings indicated below:

                  "Actions or Proceedings" means any action, suit, proceeding, arbitration or Governmental or Regulatory Authority investigation or audit.

                  "Business or Condition of the Company" means the business, condition (financial or otherwise), results of operations, assets and properties and prospects of the Company taken as a whole.

                  "Business Day" means a day other than Saturday, Sunday or any other day on which banks located in the States of New York or California are authorized or obligated to close.

                  "Closing" means the closing of the transactions contemplated by Section 1.3.

                  "Closing Date" means (a) the later of (i) the first Business Day after the day on which the last of the approval or waiting period described in Section 4.1(c), Section 4.2(c) and Section 4.3(c) has been obtained or has expired, as applicable, or (ii) the date of the consummation of the Financing or
(b) such other date as Purchasers, Sellers and the Company mutually agree upon in writing.

                  "Company" means Allied Waste Industries, Inc., a Delaware corporation. Unless the context requires otherwise, all references to the Company herein shall be deemed to include all of the consolidated subsidiaries of the Company.

                  "Contract" means any agreement, lease, license, evidence of indebtedness, mortgage, indenture, security agreement or other contract (whether written or oral).

                  "Financing" shall have the meaning set forth in Section
3.3(e).

                  "Governmental or Regulatory Authority" means any court, tribunal, arbitrator, authority, agency, commission, official or other instrumentality of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision.

                  "HSR Act" means Section 7A of the Clayton Act (Title II of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended) and the rules and regulations promulgated thereunder.

                  "Laws" means all laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law of the United States, any foreign country or any domestic or foreign state, county, city or other political subdivision or of any Governmental or Regulatory Authority.

                  "Liens" means any mortgage, pledge, assessment, security interest, lease, lien, adverse claim, levy, charge or other encumbrance of any kind, or any conditional sale Contract, title retention Contract or other Contract to give any of the foregoing.

                  "Order" means any writ, judgment, decree, injunction or similar order of any Governmental or Regulatory Authority (in each such case whether preliminary or final).

                  "Person" means any natural person, corporation, general partnership, limited partnership, proprietorship, other business organization, trust, union, association or Governmental or Regulatory Authority.

                                   ARTICLE VII

                                  MISCELLANEOUS

                  7.1 Confidentiality. Until this Agreement is publicly disclosed, no party to this Agreement will, and each party will cause its respective representatives not to, make any release to the press or other public disclosure with respect to the existence or contents of this Agreement or the transactions contemplated by this Agreement, except for such public disclosure as may be necessary for the party proposing to make the disclosure not to be in violation of or default under any applicable law, regulation or governmental order. If any party proposes to make any such disclosure, such party will in good faith consult with and consider the suggestions of the other parties concerning the nature and scope of the information it proposes to disclose.

                  7.2 Further Assurances. The parties hereto will execute and deliver at or prior to the Closing each agreement and other document that such party is required hereby to execute and deliver as a condition to the Closing, and will take all commercially reasonable steps necessary or desirable and proceed diligently and in good faith to satisfy each condition to the obligations of such party contained in this Agreement and will not take or fail to take any action that could reasonably be expected to result in the nonfulfillment of any such condition. At the Closing and from time to time thereafter, the parties hereto shall execute and deliver such other documents and instruments (including officers' certificates and opinions of counsel), provide such materials and information and take such other actions as may be reasonably requested to cause such party to fulfill its obligations under this Agreement.

                  7.3 Entire Agreement. This Agreement, the TPG Shareholders Agreement, the Shareholders Agreement and the Registration Rights Agreement supersede all prior discussions and agreements between the parties with respect to the subject matter hereof and thereof, and this Agreement contains the sole and entire agreement between the parties hereto with respect to the subject matter hereof.

                  7.4 Amendment. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

                  7.5 Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity. Notwithstanding the foregoing, the parties acknowledge that it will be impossible to measure in money the damage caused by any failure of either party to comply with its agreements set forth herein, that each such agreement is material, and that in the event of any such failure, the other party will not have an adequate remedy at law or in damages. Therefore, each party consents to the issuance of an injunction or the enforcement of other equitable remedies against such party at the suit of the other party, without bond or other security, to compel performance of all of the terms hereof, and each party hereby waives the defense of availability of relief in damages.

                  7.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to a Contract executed and performed in such State, without giving effect to the conflicts of laws principles thereof.

                  7.7 Consent to Jurisdiction and Service of Process. Each Seller hereby irrevocably appoints Ivan R. Cairns, at its office at 3221 North Service Road, Burlington, Ontario, Canada, and each Apollo Purchaser hereby irrevocably appoints David Kaplan, at its offices at 1999 Avenue of the Stars, Suite 1900, Los Angeles, California, and each Blackstone Purchaser hereby irrevocably appoints Howard Lipson, at its offices at 345 Park

Avenue, New York, New York, and the Company hereby irrevocably appoints Steve Helm, at its offices at 15880 North Greenway-Hayden Loop, Suite 100, Scottsdale, Arizona, its lawful agent and attorney to accept and acknowledge service of any and all process against it in any action, suit or proceeding arising out of or relating to this Agreement or any of the transactions contemplated hereby and upon whom such process may be served, with the same effect as if such party were a resident of the State of Delaware and had been lawfully served with such process in such jurisdiction, and waives all claims of error by reason of such service, provided that in the case of any service upon such agent and attorney, the party effecting such service shall also deliver a copy thereof to the other parties. Sellers, Purchasers and the Company will enter into such agreements with such agents as may be necessary to constitute and continue the appointment of such agents hereunder. In the event that such agent and attorney resigns or otherwise becomes incapable of acting as such, such party will appoint a successor agent and attorney, reasonably satisfactory to the other parties, with like powers. Each party hereby irrevocably submits to the exclusive jurisdiction of the United States District Court for the Southern District of New York or any court of the State of New York located in the Borough of Manhattan in the City of New York in any action, suit or proceeding arising out of or relating to this Agreement or any of the transactions contemplated hereby, and agrees that any such action, suit or proceeding shall be brought only in such court, provided, however, that such consent to jurisdiction is solely for the purpose referred to in this Section 7.7 and shall not be deemed to be a general submission to the jurisdiction of said courts or in the State of Delaware other than for such purpose. Each party hereby irrevocably waives, to the fullest extent permitted by Law, any objection that it may now or hereafter have to the laying of the venue of any such action, suit or proceeding brought in such a court and any claim that any such action, suit or proceeding brought in such a court has been brought in an inconvenient forum.

                  7.8 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                  7.9 Miscellaneous. The Company shall have the right to assign its right to purchase the Other Securities to any of its wholly-owned subsidiaries, provided that no such assignment shall relieve the Company of any of its obligations hereunder.

                  IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer of each party hereto as of the date first above written.

LAIDLAW INC.


By:  /s/ Ivan R. Cairns
     ----------------------------------------------------
     Name:  Ivan R. Cairns
     Title: Senior Vice President and General Counsel

LAIDLAW TRANSPORTATION, INC.


By:  /s/ Ivan R. Cairns
     ----------------------------------------------------
     Name:  Ivan R. Cairns
     Title: Senior Vice President and General Counsel

APOLLO INVESTMENT FUND III, L.P.
APOLLO OVERSEAS PARTNERS III, L.P.
APOLLO (U.K.) PARTNERS III, L.P.

By:  Apollo Advisors II, L.P.
By:  Apollo Capital Management II, Inc.


By:  /s/ David B. Kaplan
     ----------------------------------------------------
     Name:  David B. Kaplan
     Title: Vice President

BLACKSTONE CAPITAL PARTNERS II MERCHANT BANKING FUND L.P.
BLACKSTONE OFFSHORE CAPITAL PARTNERS II L.P.
BLACKSTONE FAMILY INVESTMENT PARTNERSHIP II L.P.

By:  Blackstone Management Associates II L.L.C.


By:  /s/ Howard A. Lipson
     ----------------------------------------------------
     Name:  Howard A. Lipson
     Title: Senior Managing Director

ALLIED WASTE INDUSTRIES, INC.


By:  /s/ Thomas Van Weelden
     ----------------------------------------------------
     Name:  Thomas Van Weelden
     Title: President and Chief Operating Officer

                                 Schedule 2.1(i)

- Stock Purchase Agreement, dated September 17, 1996, as amended on December 30, 1996

-        $150 million 7% Junior Subordinated Debenture due 2008, dated December
         30, 1996

-        Zero Coupon Junior Subordinated Debenture due 2008, dated December 30,
         1996

- Warrant (to purchase 20,400,000 shares of Allied common stock), dated December 30, 1996

-        Subscription Agreement, dated December 30, 1996

-        Registration Rights Agreement, dated December 30, 1996